                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60050) of Kimco Realty Corporation and Subsidiaries of our report dated October 21, 2003 relating to the financial statements of Kimco Realty Corp. 401(k) Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers, LLP


New York, New York
October 24, 2003